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                                                                   Exhibit 24(a)

                          DIRECTORS AND OFFICERS OF
                            ROADWAY SERVICES, INC.
                        VIKING FINANCIAL SECURITY PLAN

                      REGISTRATION STATEMENT ON FORM S-8

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Roadway Services, Inc., an Ohio corporation (the "Company"), hereby constitutes and appoints John M. Glenn and Douglas A. Wilson, and each of them, with full power of substitution and resubstitution, as the true and lawful attorney-in-fact and agent of the undersigned, to sign and file on his behalf and in his name, place and stead, in any and all capacities, under the Securities Act of 1933, one or more Registration Statements on Form S-8 relating to the registration, offer, and sale of such number of shares of common stock, without par value, as shall be determined from time to time, issued and to be issued or acquired in connection with the Viking Financial Security Plan (the "Plan") and participation interests in the Plan, and any and all amendments and exhibits thereto, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any state regulatory authority, including any state securities regulatory board or commission, pertaining to the securities subject to such registrations, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney and any such substitute.

         EXECUTED this 14th day of December, 1995.

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
                                                         /s/ G. James Roush
 -----------------------------------------------------   ----------------------------------------------------
 George B. Beitzel                                       G. James Roush


 /s/ Richard A. Chenoweth                                /s/ Daniel J. Sullivan
 -----------------------------------------------------   ----------------------------------------------------
 Richard A. Chenoweth                                    Daniel J. Sullivan

 /s/ Roy E. Griggs                                       /s/ William Sword
 -----------------------------------------------------   ----------------------------------------------------
 Roy E. Griggs                                           William Sword


 /s/ Norman C. Harbert
 -----------------------------------------------------   ----------------------------------------------------
 Norman C. Harbert                                       H. Mitchell Watson Jr.


                                                         /s/ Sarah Roush Werner
 -----------------------------------------------------   ----------------------------------------------------
 Charles R. Longsworth                                   Sarah Roush Werner

 /s/ Robert E. Mercer                                    /s/ Douglas A. Wilson
 -----------------------------------------------------   ----------------------------------------------------
 Robert E. Mercer                                        Douglas A. Wilson
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